8888 Acquisition Corporation

- Jinjiang Chengchang Shoes Industry Co., Ltd

Investor Presentation



Chandra

March 2011

Chandra

Safe Harbor Statements

- This presentation contains forward-looking statements within the scope of the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995.
- Such statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by such statements, including changes from anticipated levels of sales, future national or regional economic and competitive conditions, changes in relationships with customers, access to capital, difficulties in developing and marketing new products, marketing existing products, customer acceptance of existing and new products, and other factors.
- Accordingly, although the Company believes that the expectations reflected in such forward-looking statements are reasonable, there can be no assurance that such expectations will prove to be correct. The Company assumes no obligation to update the forward-looking information contained in this presentation.

Chandra

Company Overview

Overview

- A leading researcher, designer, manufacturer and distributor of high quality soles and innovative compound pellets used to manufacture athletic and leisure shoes in China
- Founded in 1996 and listed on OTC QB in Oct 2010
- 786 employees as of June 30, 2010
- 12 production lines, with annual outputs of 11.7 million pairs of soles in FY2010 and estimated outputs of 16.0 million pairs of soles for FY2011
- Headquarters and operations in Jinjiang, Fujian, PRC
  - Industry hub for sports footwear companies
  - Accounts for approximately 40% of China's annual sports footwear output


Jinjiang

Strategic Location…

Most of our customers are either headquartered, or have manufacturing facilities, in the Jinjiang region

↓

Lowers shipping and logistical costs

↓

Facilitates better customer service and after-sales support

↓

Better communication with clients and easier to keep abreast of latest market trends

… facilitates frequent just-in-time deliveries

Chandra

Equity Snapshot

OTC QB:	EGHA
Price (02/22/2011):	$1.21
Market Capitalization:	$41.1 M
Revenues (TTM):	$39.6 M
Net Income (TTM):	$10.7 M
Diluted Shares (02/22/2011)	34.0 M
Diluted EPS (TTM)	$0.31
P/E (TTM)	3.9x
FY2011 Revenue Guidance:	$45.0 - 50.0 M
FY2011 Net Profit Guidance:	$12.0 - 13.5 M

Note: Fiscal Year Ended 30 June

Market Opportunity

- The PRC sports footwear industry has expanded rapidly in recent years thanks to sustained economic growth, increasing purchasing power and consumer expenditure as well as greater health awareness and improving life style
- Driven by strong demand from downstream sports footwear industry, the PRC sports footwear sole industry has also experienced strong and consistent growth during the past few years, with total revenues reaching RMB 7.98 billion ($1.21 billion) in 2009. According to CMMC, the market is expected to continue its strong growth and reach RMB 11.67 billion ($1.80 billion) in 2012

Total Revenues ($ in Billions)



7-Year CAGR = 12.3%
14.0
12.0
10.0
8.0
6.0
4.0
2.0
0.0
5.2
5.7
6.5
7.4
8.0
9.0
10.2
11.7
2005
2006
2007
2008
2009
2010E
2011E
2012E

Source: China Market Monitor Centre (CMMC)

Investment Highlights

A leading player in the PRC sports footwear sole industry, built upon …

- Proven R&D capabilities and product innovation
  - Successfully developed EVO products through continuous efforts of our R&D team
  - EVO products are well received by the market and have already contributed approximately 65% of the total revenues for 1H FY2011 since launched in May 2010
- Comprehensive product lines
  - EVA Sole, RB Sole, EVO Sole, and EVO Compound Pellets
- Proprietary manufacturing expertise and operational skills
  - High product quality and low costs achieved through our advanced manufacture techniques
  - The only supplier in Jinjiang region authorized by Adidas AG to provide shoe soles to its OEM footwear supplier
- Strong and well-diversified customer base with prominent brands
- Experienced management team
- Superior financial performance with significant growth potential
  - Top line revenue and net profit more than doubled in 1H FY2011 compared to 1H FY2010
  - Substantially higher product margins than industry peers

Chandra

Production Innovation

Proven R&D capabilities & Product Innovation

- 23 R&D staff as of June 30, 2010
- Successfully developed our proprietary EVO products through the efforts of our R&D team
- EVO products is designed for high performance, enhanced cushioning and abrasion resistance and can be used independently as an outsole
- Well received by the market as it reduces raw materials and labour costs for shoe manufacturers
- Also supply EVO compound pellets made from semi-processed raw materials to local small-scale sole producers
- Launched in May 2010 and have already accounted for approximately 65% of the total revenues for 1H FY2011
- Strategic alliance with Fuzhou University to establish a high performance polymer shoe materials research center for new product development


Pattern Highlight: DNA spiral heel
EVO
Bungee
TPU
RAMBLE

Product Revenue Mix

Comprehensive Product Lines

- Four Product Segment
  - EVA Sole
  - RB Sole
  - EVO Sole
  - EVO Compound Pellets
- Our proprietary EVO sole products, launched in May 2010, have been well-received in the market and contributed approximately 50% of our total revenue for 1H FY2011
- We also supply EVO Compound Pellets to other local sole manufacturers. This new line of business accounted for 15% of total revenue
- EVA and RB sole segments contributed remaining 35% of total sales for 1H FY2011

Sales by Segment (1H2011)


15%
28%
7%
50%
EVA Sole
RB Sole
EVO Sole
EVO Compound Pellets

Chandra

Advanced Production Techniques

Advanced manufacturing process

- One of a limited number of Jinjiang-based sole manufacturers with a manufacturing process capable of controlling the feature accuracy of finished products by using a single step physical inflation procedure following injection molding
- Our single step injection molding manufacturing process reduces labor and raw materials costs and increases inventory turnover
- ISO 9001 Quality Control during manufacturing process
- The only sole supplier authorized by Adidas AG in Jinjiang region to provide shoe soles to its OEM footwear supplier
- Our EBITDA margin is significantly higher than our listed peers as a result of improved product quality and better customer satisfaction (40.6% vs. 20.7% avg.)


Granulation
Injection Molding
Foam Molding
RB Products

Chandra

Well Diversified Client Base ...

- Strong customer base, including a number of well-known companies in the international and domestic sportswear market
  - Prominent International Brands – Adidas*, Reebok & Lotto
  - Well-known Domestic Brands – 361°, Erke, Xtep, Qiaodan, Exceed, etc
  - Major Domestic Brands – Meike, Aile, 姚之队, etc
- Over 30 customers as of June 2010, with our largest customer, Fujian Xidelong Sports, accounting for approximately 7.8% of our total revenue in FY2010

Prominent International Brands	Well-known Domestic Brands	Major Domestic Brands

... with exposure to global brands

To Taiwan Ching Lu Footwear, an OEM footwear supplier to Adidas in Asia

Management Profiles

Mr. Guoqing Zhuang - Chairman, Chief Executive Officer and President

- Founder of our PRC operating subsidiary Jinjiang Chengchang Shoes Co., Ltd.
- Served as the Executive Director and General Manager of Jinjiang Chengchang since its incorporation in 1996
- Over 15 years extensive industry experience in the management role
- Served as the Vice Chairman of the Jinjiang Qingyang Chamber of Commerce since 2004.

Mr. Xuanzhi Luo - Chief Financial Officer

- Over 20 years accounting and finance experience and became Chengchang Shoes' CFO since July 2010.
- Held a PRC Accountant license since 1993
- Received his college degree from the Open University of Fujian in 1986.

Mr. Tuyan (Peter) Chen – Vice President, Finance

- Over four years of international experience in accounting & finance, equity research and investment banking and appointed as Chengchang's VP in Finance in January 2011
- Member of CPA Australian, FRM Charterholder, CFA Charterholder candidate
- Received his Bachelor degree in Engineering from Civil Aviation University of China and Master degree in Accounting from Macquarie University, Australia with Merit.

Mr. Huihuang Zhuang - Chief Operating Officer

- Served as the Vice President and COO of Jinjiang Chengchang Co., Ltd. Since 1997
- Under his leadership, Jinjiang Chengchang implemented its quality assurance management system and received its ISO9001:2000 qualification and ANST certificate.
- Attended Executive Development Programs held by School of Management of Xiamen University in 2009.
- Served as the Vice Chairman of the First Council of the China Ninnan Chamber of Commerce in Russia since 2004.

Mr. Cansheng Li - Chief Technology Officer

- Over 10 years research experience focusing on the development of functional polymer
- Mr. Li has been the director of Research and Development for Jinjiang Chengchang Co., Ltd. since 2009
- From 1998 until 2009, employed in the research and development division of Fujian Ching Lu Footwear, a subsidiary of Adidas's key OEM footwear supplier Taiwan Qinglu Shoes
- Graduated from Fuzhou University.

Chandra

Financial Highlights

Strong Revenue Growth


Revenues ($ in Millions)
35.0
30.0
25.0
20.0
15.0
10.0
5.0
0.0
3 – Year CAGR = 50%
YoY Growth = 106%
14.1
17.9
26.0
48.0
12.7
26.2
2008
2009
2010
2011E
1H 2010
2H 2011

2011 Guidance

Full Year Revenue Range: $45 million to $50 million

***Guidance assumes organic and does not include acquisitions and does not assume any material price or volume increases during 2011.**

Chandra

Gross Margin

Gross Profit ($ in Millions)


Gross Margin
27.1%
33.8%
38.7%
40.0%
38.9%
40.2%
14.0
12.0
10.0
8.0
6.0
4.0
2.0
0.0
3 – Year CAGR = 72%
YoY Growth = 113%
3.8
6.0
10.0
19.2
4.9
10.5
2008
2009
2010
2011E
1H 2010
2H 2011

2011 Guidance

Full Year Gross Profit Range: $18 million to $20 million

***Guidance assumes organic and does not include acquisitions and does not assume any material price or volume increases during 2011.**

Growing Net Income



Net Income ($ in Millions)
10.0
8.0
6.0
4.0
2.0
0.0
3 – Year CAGR = 76%
YoY Growth = 110%
2.4
4.0
6.9
13.0
3.4
7.2
2008
2009
2010
2011E
1H 2010
2H 2011

2011 Guidance

Full Year Revenue Range: $12 million to $13.5 million

**Guidance assumes organic and does not include acquisitions and does not assume any material price or volume increases during 2011.*

Chandra

Selected Balance Sheet

($ in millions)	Dec 31, 2010	June 30, 2010
Cash and cash equivalents	14.4	6.5
Inventory	0.29	0.20
Total Current Assets	32.6	18.9
Total Assets	41.4	27.8
Total Current Liabilities	12.8	10.9
Total Shareholders' Equity	28.6	16.9
Total Liabilities and Shareholders' Equity	41.4	27.8

Chandra

Growth Strategy

- Increase sales to large sportswear companies with well-known brands to secure higher margins
  - 361º, Exceed, Erke, Xtep, Qiaodan, etc
  - Exclusive sole supplier to Taiwan Ching Lu Footwear, an OEM footwear supplier to Adidas in Asia
- Expand EVO market penetration by promoting EVO products
  - Continue to focus on marketing and sales efforts on the EVO segment
- Broaden our product portfolio and mix by developing new compound formulas
- Expand our manufacturing capacity to meet increasing demand for our EVO products
  - Newly leased manufacturing facilities, with 30,000 square meters, expected to commence operations in April 2011

Chandra

Peer Valuation

Company	Ticker	Stock Price (02/23/2011)	Market Cap ($ in mm)	Total Sales (LTM, $ in mm)	Net Income (LTM, $ in mm)	EBITDA Margin	EV/EBITDA	PE	PB
Qingmei Group Holdings Ltd	KT9-SG	SGD 0.27	135.4	184.9	39.9	28.7%	1.5x	3.1x	1.1x
Taiya Shoes Co., Ltd	002517-SZ	RMB 27.96	375.7	49.6	5.1	18.1%	41.9x	49x	13.2x
Xingquan International Sports Holdings Ltd	XINQUAN-KU	MRY 1.27	128.0	206.6	34.1	21.4%	1.1x	3.9x	1.1x
Average						22.7%	14.8x	18.7x	5.1x
Jinjiang Chengchang Shoes Co., Ltd	EGHA	USD1.21	41.1	39.6	10.7	40.6%	1.8x	3.9x	1.6x

Qingmei Group Holdings Ltd. is listed in the Singpore Stock Exchange

Xingquan International Sports Holdings Ltd. is listed in the Malaysia Stock Exchange

Taiya Shoes Co., Ltd. is listed in the Shenzhen Stock Exchange

PE: P/Diluted EPS Before Exceptional Items

PB: Price/Tangible Book Value

Source: Capital IQ

Investment Thesis

Strong research & development team

Expertise and capabilities in high-precision shoe sole product design and fabrication

Strategically located manufacturing facilities

Stringent quality control

Well-established long-term customer relationships

Highly experienced and dedicated management


Jinjiang Chengchang Shoes Industry Co., Ltd

Contact

Chengchang Shoes Industry Co., Ltd.

Mr. Peter Chen, VP in Finance

Qingyanglianyu Industrial Area,
Jinjiang City, Fujian Province, 362200
People's Republic of China

Tel: 86 595-82889862

Peter.chen@sportspowersole.com

CCG Investor Relations Inc.

Kalle Ahl, Account Manager

521 Fifth Avenue, 38th Floor
New York, NY 10175

Tel: 1 (646) 8333417

Kalle.ahl@ccgir.com

Legal Counsel

Pillsbury Winthrop Shaw Pittman LLP

Auditor

Samuel H. Wong & Co.

8888 Acquisition Corporation

- Jinjiang Chengchang Shoes Industry Co., Ltd

Investor Presentation

Chandra

Thank You